Exhibit (10n.-1)

                        AMENDMENT TO EMPLOYMENT AGREEMENT

         Paragraphs 6.3 and 6.4 of the Employment Agreement between the undersigned parties dated November 2, 1995, as amended February 22, 1996, hereby are deleted and replaced by the following, to conform to the original intent of the parties:

6.3       If, despite the employment covenants included herein, Reiten's employment is terminated without cause or without disability under Paragraph 6.2, or if Reiten becomes entitled to a lump sum severance payment under Section 7 below, then Reiten shall be immediately vested under the ESRIP and shall be granted early retirement with all benefits under ESRIP, without any reduction based on age at retirement under the schedule in the Appendix to the ESRIP, as if he were fully and completely vested.

6.4 The accelerated vesting and the benefits provided under this Section 6 shall be deemed to constitute liquidated damages and not a penalty under this agreement.

IT IS SO AGREED:

NORTHWEST NATURAL                           RICHARD G. REITEN
GAS COMPANY

/s/ Robert L. Ridgley                       /s/ Richard G. Reiten
-------------------------------             ---------------------------
Title:   Chairman of the Board              Dated:   December 18, 1997

Dated:   December 18, 1997

APPROVED BY THE BOARD OF DIRECTORS OF NORTHWEST NATURAL GAS COMPANY

                                   By:    /s/ Benjamin R. Whiteley
                                        -------------------------------
                                             Its Lead Director
                                   Dated:   December 18, 1997